Assets Held for Sale	12 Months Ended
Dec. 31, 2010
Asset Held For Sale [Abstract]
Assets Held for Sale
7.	Assets Held for Sale

In August 2010, BankAtlantic announced that, due to the rapidly changing environment in Florida and the banking industry, it decided to focus on its core markets in South Florida and BankAtlantic began seeking a buyer for its 19 Tampa, Florida branches. As a consequence, BankAtlantic reclassified its fixed assets related to the Tampa branches to held-for-sale and recognized a $4.5 million impairment as these held-for-sale assets are accounted for at the lower of cost or fair value. In January 2011, BankAtlantic agreed to sell its 19 branches and 2 related facilities in the Tampa area and the associated deposits to an unrelated financial institution. The financial institution has agreed to pay (i) a 10% premium for the deposits plus (ii) the net book value of the acquired real estate and fixed assets associated with the branches and facilities. The transaction is anticipated to close during June 2011 and is subject to regulatory approvals and other customary terms and conditions.

The assets and liabilities associated with the Tampa branches as of December 31, 2010 were as follows (in thousands):

ASSETS
Cash and cash equivalents	$5,850
Office properties and equipment	31,484

Total assets held for sale	$37,334

LIABILITIES
Interest bearing deposits	$255,630
Non-interest bearing deposits	85,516

Total deposits	341,146
Accrued interest payable	87

Total liabilities held for sale	$341,233